                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 16, 2003
                                                 -------------------------------

                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

     DELAWARE                         0-23486                   62-1096725
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(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                 37604
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (423) 743-9151
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On February 11, 2003, the Securities and Exchange Commission (the
"Commission") declared effective the Registration Statement on Form S-3 of NN,
Inc. (the "Company") (Registration No. 333-100119) relating to (i) the proposed public offering of up to an aggregate of $36,000,000 of the Company's common stock, par value $.01 per share (the "Common Stock"), that may be offered and sold by the Company, and (ii) the proposed resale by certain beneficial owners
(the "Selling Stockholders") of up to an aggregate of 4,033,749 shares of Common
Stock.

         On May 12, 2003, the Company and Selling Stockholders entered into an
Underwriting Agreement with McDonald Investments Inc. and Legg Mason Wood
Walker, Incorporated dated May 12, 2003 (the "Underwriting Agreement") relating to the sale by the Selling Stockholders of 3,556,895 shares of Common Stock to the underwriters. The Company has granted the underwriters an option to purchase
533,600 shares of Common Stock to cover over-allotments. The shares will be sold to the underwriters for $9.77 per share and the public offering price for the shares will be $10.37.

         The offering of shares will be made by means of a prospectus, which the
Company has filed with the Commission, consisting of a prospectus supplement dated May 13, 2003, together with a base prospectus dated February 11, 2003, which relates to (i) the resale by the Selling Stockholders of 3,556,895 shares of Common Stock, and (ii) the offering by the Company of up to 533,600 shares of
Common Stock to cover over-allotments, if any.

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting
Agreement, an opinion the Company received from its counsel regarding the validity of the shares to be sold pursuant to the Underwriting Agreement, and an updated list of the Company's subsidiaries.

Item 7.   Financial Statements and Exhibits.

          (c)  EXHIBITS. The following exhibits are filed herewith:

          1.1  Underwriting Agreement dated May 12, 2003 by and among NN, Inc., certain stockholders named therein, McDonald Investments, Inc.
               and Legg Mason Wood Walker, Incorporated.

          5.1  Opinion of Blackwell Sanders Peper Martin LLP.

          21.1 Subsidiaries of the Company.

          23.1 Consent of Blackwell Sanders Peper Martin LLP (included in
               Exhibit 5.1)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 16, 2003

                                    NN, INC.

                                    By:   /s/ William C. Kelly, Jr.
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                                          William C. Kelly, Jr.,
                                          Treasurer, Secretary and
                                          Chief Administrative Officer

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